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EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gourmet Group, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),we the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Fredrick Schulman
     ---------------------------------
Chairman and Chief Executive Officer
Dated: October 13, 2004

By: /s/ Jeffrey Moore
     ----------------------------------
Chief Financial Officer (Principal Financial and
Accounting Officer) and Director
Dated: October 13, 2004